SUPPLEMENT TO THE PROSPECTUSES AND

SUMMARY PROSPECTUSES

OF

  WELLS FARGO ADVANTAGE INTERNATIONAL EQUITY FUNDS

Wells Fargo Advantage Diversified International Fund (the “Fund”)

At a Special Meeting of Shareholders to be held on February 14, 2014 (the “Meeting”), shareholders of the Fund will be asked to approve a new sub-advisory agreement with Artisan Partners Limited Partnership (“Artisan”). Shareholders are being asked to approve a new sub-advisory agreement with Artisan in anticipation of the expected termination of the current sub-advisory agreement with Artisan that will result from a "change of control" of Artisan (as defined in the Investment Company Act of 1940, as amended) that is expected to occur when Artisan Partners Asset Management Inc., the general partner of Artisan's parent company, Artisan Partners Holdings LP, gains voting control of the parent company. Following the change of control, shareholder approval of a new sub-advisory agreement will be necessary for Artisan to continue as a sub-adviser to the Fund.

The new sub-advisory agreement has been unanimously approved by the Fund’s Board of Trustees, which recommends that shareholders vote to approve the new agreement. Shareholders of record as of November 21, 2013 will be eligible to vote at the meeting. Proxy materials will be mailed to such shareholders in December 2013.

The foregoing is not an offer to sell, nor is it a solicitation of an offer to buy, shares of any Wells Fargo Advantage Fund, nor is it a solicitation of any proxy.

December 3, 2013                                                                                                                   IEIT123/P304SP